Amendment to Security Agreement
                               Dated June 22, 1995
              Between Sunrise Leasing Corporation ("Borrower") and
                   King Holding Corporation ("Secured Party")


         Borrower wishes to finance $1,955,038.85 of Equipment under its current facility with Secured Party under the same terms and conditions except as changed herein, by providing Secured Party with Collateral pursuant to this Security Agreement. Secured Party agrees to advance $1,955,038.85 to Borrower under the terms and conditions below.

         All capitalized terms not herein defined shall have the meaning given them in the Security Agreement dated June 22, 1995.

         Borrower shall amortize this outstanding balance by making semi-monthly payments to Secured Party as follows:

                           October 15, 1996          $102,883.07
                           October 31, 1996          $102,883.06
                           November 15, 1996         $ 92,831.66

         Within 60 days from the date funds are advanced to Borrower, Borrower shall pay such remaining principal amount previously advanced together with interest on the unpaid balance.

         All other terms and conditions of the Security Agreement remain the same.



Sunrise Leasing Corporation               King Management Corporation



By:  /s/ Barry J. Schwach                 By:  /s/ Peter J. King
Its: Chief Financial Officer              Its:  President